UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2025

Trailblazer Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-42833	99-1868836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 West 57th Street, 27th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 621-8777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BLZRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BLZR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLZRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 11, 2025, Trailblazer Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 27,500,000 units (the “Units”), including 3,500,000 Units issued pursuant to the partial exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $275,000,000.

Simultaneously with the closing of the IPO , the Company completed the private sale (the “Private Placement”) of an aggregate of 4,533,333 warrants (the “Private Placement Warrants”), with each Private Placement Warrant exercisable to purchase one Class A ordinary share at $11.50 per share. Of the 4,533,333 Private Placement Warrants, 2,933,333 Private Placement Warrants were sold to Trailblazer Sponsor LLC, the Company’s sponsor, and 1,600,000 Private Placement Warrants were sold to Cantor Fitzgerald & Co., the representative of the underwriters in the IPO, in each case at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $4,533,333.

A total of $275,000,000, or $10.00 per Unit, comprised of the net proceeds from the IPO (which amount includes the underwriter’s deferred discount of $11,700,000) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of September 11, 2025, reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Audited Balance Sheet as of September 11, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trailblazer Acquisition Corp.

Date: September 17, 2025	By:	/s/ Eamon P. Smith
		Name:	Eamon P. Smith
		Title:	Chief Financial Officer

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